UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2015

KITE REALTY GROUP TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street
Suite 1100
Indianapolis, IN	46204
(Address of principal executive offices)	(Zip Code)

(317) 577-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

Financial Statements of Operating Partnership

Kite Realty Group, L.P. (the “Operating Partnership”) is disclosing certain financial and related information.  Kite Realty Group Trust (the “Company”) is the sole general partner of the Operating Partnership. As of December 31, 2014, the Company held a 98.1% interest in the Operating Partnership with limited partners owning the remaining 1.9%. The Operating Partnership’s consolidated financial statements and related Management’s Discussion and Analysis of Financial Condition and Results of Operations are filed as exhibits to this report and are incorporated herein by reference.

U.S. Federal Income Tax Considerations

The Company is filing as Exhibit 99.3 (incorporated by reference herein) a discussion of certain U.S. federal income tax considerations relating to the Company’s qualification and taxation as a real estate investment trust, or REIT, and the acquisition, holding, and disposition of the Company’s common shares, preferred shares and depositary shares as well as the Company’s warrants and rights and certain debt securities of the Operating Partnership. The description contained in Exhibit 99.3 to this Form 8-K replaces and supersedes prior descriptions of the U.S. federal income tax treatment of the Company and its securityholders to the extent that they are inconsistent with the description contained in this Form 8-K.

Certain statements in the description of U.S. federal income tax considerations contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•                                          national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as uncertainty added to the economic forecast due to the sharp drop in oil and energy prices in late 2014;

•                                          financing risks, including the availability of and costs associated with sources of liquidity;

•                                          the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;

•                                          the level and volatility of interest rates;

•                                          the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;

•                                          the competitive environment in which the Company operates;

•                                          acquisition, disposition, development and joint venture risks;

•                                          property ownership and management risks;

•                                          the Company’s ability to maintain its status as a real estate investment trust, or REIT, for U.S. federal income tax purposes;

•                                          potential environmental and other liabilities;

•                                          impairment in the value of real estate property the Company owns;

•                                          risks related to the geographical concentration of the Company’s properties in Florida, Indiana, and Texas;

•                                          insurance costs and coverage;

•                                          other factors affecting the real estate industry generally; and

•                                          other risks identified in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and, from time to time, in other reports that the Company files with the SEC or in other documents that the Company publicly disseminates.

Neither the Company nor the Operating Partnership undertake any obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.                                   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP
99.1	Consolidated Financial Statements of Kite Realty Group, L.P. as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013
99.3	United States Federal Income Tax Considerations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: March 11, 2015	By:	/s/ Daniel R. Sink

Daniel R. Sink
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP
99.1	Consolidated Financial Statements of Kite Realty Group, L.P. as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013
99.3	United States Federal Income Tax Considerations